Exhibit 99.2 M&A Update Compass to Combine with Anywhere Real Estate September 22, 2025

Important Information about the Transaction and Where to Find It In connection with the proposed transaction between Anywhere Real Estate Inc. (“Anywhere”) and Compass, Inc. (“Compass”), Anywhere and Compass will file relevant materials with the SEC, including a registration statement on Form S-4 filed by Compass (the “Registration Statement”) that will include a joint proxy statement of Compass and Anywhere that also constitutes a prospectus of Compass (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Anywhere and stockholders of Compass seeking their approval of the proposed transaction and other related matters. Each of Anywhere and Compass may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Joint Proxy Statement/Prospectus or any other document that Anywhere or Compass (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF COMPASS AND ANYWHERE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about Anywhere or Compass, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Anywhere will be available free of charge on Anywhere’s internet website at https://ir.anywhere.re/financials/sec-filings/default.aspx or by contacting Anywhere’s investor relations contact at investor.relations@anywhere.re. Copies of the documents filed with the SEC by Compass will be available free of charge on Compass’ internet website at https://investors.compass.com/financials/sec-filings/default.aspx or by contacting Compass’ investor relations contact at investorrelations@compass.com. The information included on or accessible through Anywhere’s website or Compass’ website is not incorporated by reference into this communication. Participants in the Solicitation Anywhere, Compass, their respective directors, and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Anywhere is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 24, 2025 (the “Anywhere Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 7, 2025. Please refer to the sections captioned “Compensation of Independent Directors,” “Independent Director Stock Ownership Guidelines,” “Ownership of our Common Stock” and “Executive Compensation” in the Anywhere Annual Meeting Proxy Statement. To the extent holdings of such participants in Anywhere’s securities have changed since the amounts described in the Anywhere Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001398987&owner=only. Information about the directors and executive officers of Compass is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025 (the “Compass Annual Meeting Proxy Statement”) and in its Form 8-Ks, which were filed with the SEC on May 29, 2025, July 30, 2025 and September 9, 2025. Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Tables” in the Compass Annual Meeting Proxy Statement. To the extent holdings of such participants in Compass’ securities have changed since the amounts described in the Compass Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse- edgar?CIK=0001563190&owner=only . These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Joint Proxy Statement/Prospectus and the other relevant materials filed with the SEC when they become available. No Offer or Solicitation This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. 2

Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the expected timeline; and the ability to satisfy all closing conditions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, Anywhere or Compass express an expectation or belief as to future results or events, it is based on Anywhere’s and/or Compass’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Anywhere nor Compass can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Compass’ and Anywhere’s ability to consummate the proposed transaction on the expected timeline or at all; Compass’ and Anywhere’s ability to obtain the necessary regulatory approval in a timely manner and the risk that such approval is not obtained or is obtained subject to conditions that are not anticipated; Compass’ or Anywhere’s ability to obtain approval of the stockholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Anywhere or Compass to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Compass’ and Anywhere’s ability to retain agents and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Compass’ ability to integrate Anywhere promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Anywhere’s or Compass’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Anywhere’s and Compass’ reports filed with the SEC, including Anywhere’s and Compass’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Anywhere’s or Compass’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Anywhere or Compass operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Anywhere nor Compass assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Anywhere’s or Compass’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date. 3

Transaction Overview

Transaction Detail	• Transaction value of $4.2B, representing a 21% premium to Enterprise Value and a combined Enterprise Value of ~$10B • All-stock transaction at an exchange ratio of 1.436, equal to $13.01 per Anywhere share based on Compass' 30 trading day VWAP • Pro-forma ownership of 78% for Compass shareholders and 22% for Anywhere shareholders
Leadership	• Chairman & CEO: Robert Reffkin • Chief Financial Officer: Scott Wahlers
Key Financials	• Transaction represents ~10x 2026E underwritten Anywhere Adjusted EBITDA / ~6.5x fully-synergized Adjusted EBITDA • Combined full-year 2025 Adjusted EBITDA outlook of ~$590M(1) • Estimated $225M+ of net cost synergies (net of dissynergies & friction costs) that are highly achievable within 3 years of transaction close and represents ~8% of combined annualized non-GAAP OPEX(2) • Diversifies Compass with addition of $1B+ in attractive franchise, title & escrow, relocation revenue(3)
Financing and Capital Structure	• Compass to assume $2.1B of Anywhere senior notes; attractive in-place cost with no maturities until 2029 • 4.4x pro forma leverage; 3.2x inclusive of net cost synergies(4) • Prioritizing debt de-leveraging with goal to reach net leverage of ~1.5x Adjusted EBITDA by year-end 2028 • Bridge loan commitment from Morgan Stanley to refinance Anywhere revolver, closing costs and other uses of cash(5)
Timing and Approvals	• Transaction is expected to close in 2H 2026, subject to shareholder and regulatory approvals, and other customary closing conditions • Robert Reffkin (29.6% of Compass votes) and TPG Angelo Gordon (8.7% of Anywhere votes) have entered into voting agreements

(1) Refer to Definitions and Non-GAAP Reconciliations provided on slide 16 for the calculation of combined full-year 2025 Adjusted EBITDA outlook.
(2) Refer to Definitions and Non-GAAP Reconciliations provided on slide 17 for a reconciliation demonstrating the calculation of Non-GAAP OPEX.
(3) Amount represents revenue for Anywhere's Franchise and Title groups for the twelve months ended June 30, 2025.
(4) Based on combined full year 2025E Adjusted EBITDA. Net debt reflects corporate debt, net of cash and excludes Compass' Concierge Facility and Anywhere's Apple Ridge relocation securitization obligations. Refer to Definitions and Non-GAAP Reconciliations provided on slide 16 for more information.
(5) See Compass Form 8-K filed with the SEC on September 22, 2025.

COMPASS
4

Transformative Combination Creates a Leading Residential Real Estate Platform

COMPASS

+

Anywhere®

- **Creates a premier residential real estate platform serving ~340,000 real estate professionals**
  Brings together ~210,000 trusted real estate professionals in the U.S. and another ~130,000 professionals globally onto a shared network.
- **Diversifies Compass with attractive & recurring revenue streams**
  Adds over $1 billion[1] in revenue from established franchise, title & escrow, and relocation operations.
- **Meaningful cost synergies & strong combined free cash flow**
  Increases operating leverage and efficiency to drive free cash flow and strengthen combined balance sheets.
- **Empowers more real estate professionals with technology**
  Continue to invest in technology to help agents grow their business and enhance the services they offer their clients.

(1) Amount represents revenue for Anywhere's Franchise and Title groups for the twelve months ended June 30, 2025.

COMPASS
5

Delivering a Superior Experience for All Stakeholders For Home Sellers & Home Buyers A simplified and more seamless real estate transaction, powered by expert agent advisors and an integrated digital experience. For Agents An expanded referral network and platform to grow their business, deliver an exceptional client experience, and enhance productivity. For Broker-Owners and Franchisees A diverse collection of brands and offerings, enabling them to better serve their communities and build more successful businesses. For Shareholders A highly accretive transaction that unlocks meaningful cost synergies, generates strong combined free cash flow, and accelerates our long-term growth strategy. 6

Anywhere at a Glance

Anywhere®

The Anywhere Network		
Advisors (Owned Brokerage)	**Brands (Franchise)**	**Ancillary Services (Title and Mortgage)**
Full-service residential real estate brokerage across three brands	Global franchisor of some of the most recognized brands in the real estate industry	Full-service title and escrow services company in the U.S. with mortgage and title insurance joint ventures
corcoran, Coldwell Banker, Sotheby's International Realty	Better Homes and Gardens Real Estate, Century 21, Coldwell Banker, corcoran, ERA Real Estate, Sotheby's International Realty, cartus	Title Resources Group, guaranteed Rate Affinity

Key Facts (1)

~300,000	~930K
Global Affiliated Agents(1)	LTM Closed Transactions(2)
$5.8B	$350M
LTM Revenue(3)	2025E Operating EBITDA(4)

(1) Represents the total number of independent agents affiliated with Anywhere's combined Franchise and Owned Brokerage groups as of June 30, 2025.
(2) Represents the total homesale sides completed by Anywhere's combined Franchise and Owned Brokerage groups during the twelve months ended June 30, 2025.
(3) Represents Anywhere's total revenue for the twelve months ended June 30, 2025.
(4) Represents Anywhere's FY 2025 Operating EBITDA guidance.

COMPASS
7

Combination Creates a Premier Real Estate Platform for Agents and Consumers

Combination unites industry-leading technology platform, collection of brands, real estate professionals & ancillary services

Proprietary, Agent-Centric Technology
supported by **$1.8 billion** in investment over the past decade

Innovative Client Solutions for Home Sellers & Home Buyers
Customized solutions to achieve better consumer outcomes

Strong Luxury Brand
Industry-leading agent retention rate amongst **~40,000** trusted top agents

COMPASS + Anywhere

Global Network of Trusted Agents
~300,000 talented real estate professionals

End-to-End Ancillary Services
Leading full-service title and escrow, mortgage, and relocation services in the US

Leading Franchise and Owned Brokerage Brands

Better Homes and Gardens Real Estate · Century 21 · Coldwell Banker · Corcoran · ERA Real Estate · Sotheby's International Realty

Serving ~340,000 Real Estate Professionals Globally

COMPASS
8

Expands Compass’ Footprint and International Network Pro Forma U.S. Footprint ● Combination establishes an expanded U.S. presence, covering all 50 states ● Transaction accelerates international expansion, with a franchise presence in approximately 120 countries and territories ● Significantly increases existing franchise network Incremental Footprint with Anywhere Compass Current ● Further unlocks agent-to-agent client referral opportunities in key US markets 50 countries and international territories ~120 countries and territories and territories in Compass’ pro forma network today 9

Diversifies Compass’ Revenue Streams • Brings an immediate national presence across title, escrow, mortgage services and adds a global relocation leads business • Financially attractive opportunity to drive incremental ancillary attach • Expands reach of Compass’ One-Click title & escrow experience, providing greater convenience for consumers and certainty for agents • With Guaranteed Rate being the mortgage JV partner for both Compass and Anywhere, we expect a seamless integration Business Description One-Click Title In-house title & escrow services, Title & Escrow Services ensuring a seamless closing and Escrow 30+ major service areas experience (expanding nationwide) Presence in 11 states In-house mortgage financing arm, Mortgage helping home buyer and sellers Licensed in 42 states and National make their next move D.C. (operations in all key service areas) An attractive lead-gen opportunity for agents supporting enterprise clients with Relocation Limited presence today employee relocations and logistics; Global footprint serves >50% of Fortune 50 companies 10

Creates Benefits for All Stakeholders Evolves Compass into a unified operating system for residential real estate, creating a better experience for home sellers, home buyers, and their trusted real estate professionals HOME SELLERS & INDUSTRY & HOME BUYERS MARKET INSIGHTS TRUSTED EXPANDED TECHNOLOGY BETTER AGENT ANCILLARY PLATFORM EXPERIENCE ADVISOR SERVICES GREATER INNOVATIVE EFFICIENCY MARKETING & CLIENT SOLUTIONS 11

Accelerates Compass’ AI Opportunity Compass' proprietary end-to-end platform, built with over $1.8B in investment, provides the critical foundation for deploying the next generation of agentic AI. With over 340,000 real estate professionals on the platform, AI capabilities will be accelerated. Opportunity to further empower agents with predictive AI insights and automated tools, saving them time and freeing them to deliver superior outcomes for home sellers and home buyers. Opportunity to further streamline core business functions with AI to drive efficiency and create long-term operating improvements for the combined company. 12

Compelling Financial Benefits of Combination Diversifies business model further and increases exposure to attractive segments through integration of Anywhere’s franchise business, ancillary services and relocation business – adding over (1) $1B in attractive revenue from these businesses Anticipate $225M+ of net cost synergies (net of dissynergies & friction costs) that are highly achievable within 3 years of transaction close and represents ~8% of combined annualized non-GAAP (2) OPEX Strong combined free cash flow profile should allow for immediate debt deleveraging post-close and greater ability to re-invest in business and new products longer-term (1) Amount represents revenue for Anywhere's Franchise and Title groups for the twelve months ended June 30, 2025. (2) Refer to Definitions and Non-GAAP Reconciliations provided on slide 16 and 17. A reconciliation demonstrating the calculation of Non-GAAP OPEX can be found on slide 17. 13

Strategy to Manage Leverage Combined FCF Generation Utilized for Debt De-levering with Goal to Reach Net Leverage of 1.5x Adj. EBITDA by Year-End 2028 Clear path to de-levering driven by combined free cash flow and identified cost synergies 7.3x 4.4x 3.2x 1.5x Net cash position Compass Today Anywhere Today Combined Company Combined Company (Including 2028 Leverage Target Net Cost Synergies) (1) Net Debt / 2025E Adj. EBITDA Year-end 2028 (1) Based on combined full year 2025E Adjusted EBITDA. Net debt reflects corporate debt, net of cash and excludes Compass’ Concierge Credit Facility and Anywhere’s Apple Ridge relocation securitization obligations. Refer to Definitions and Non-GAAP Reconciliations provided on slide 16 for more information. 14

Definitions and Non-GAAP Reconciliations Non-GAAP Financial Measures In addition to the financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication includes certain non-GAAP measures, such as non-GAAP OPEX and Adjusted EBITDA (“non-GAAP measures”). Compass and Anywhere use non- GAAP measures in conjunction with GAAP measures as part of their overall assessment of their performance, to evaluate the effectiveness of their business strategies and to communicate with their board of directors concerning their financial performance. Compass and Anywhere believe non- GAAP measures are also helpful to investors, analysts and other interested parties because they can assist in providing a more consistent and comparable overview of Compass’ and Anywhere’s operations across historical financial periods. Non-GAAP measures have limitations as an analytical tool. Therefore, you should not consider them in isolation or as a substitute for analysis of Compass’ and Anywhere’s results as reported under GAAP. Because of these limitations, you should consider non-GAAP measures alongside comparable and other GAAP measures. In evaluating non-GAAP measures, you should be aware that in the future Compass and Anywhere may incur expenses that are the same as or similar to some of the adjustments reflected in this communication. Compass’ and Anywhere’s presentation of non-GAAP measures should not be construed to imply that their future results will be unaffected by the types of items excluded from the calculations of non-GAAP measures. Non- GAAP measures are not presented in accordance with GAAP and the use of these terms vary from others in the industry. Reconciliations of non- GAAP measures have been provided in the financial statement tables included in this communication, and investors are encouraged to review these reconciliations. This communication also includes certain financial measures for the combined company. These measures are provided for illustrative purposes, are based on an arithmetic sum of the relevant historical financial measures of Compass and Anywhere and do not reflect pro forma adjustments. These measures do not reflect what the combined company’s financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. The combined company’s actual financial position and results of operations may differ significantly from the amounts reflected herein due to a variety of factors. 15

Definitions and Non-GAAP Reconciliations (Cont'd)

Pro Forma Leverage	
$M, unless otherwise noted	**As of June 30, 2025**
Corporate Debt – Compass [1]	50
Corporate Debt (excluding securitizations) – Anywhere [2]	2,827
Pro Forma Debt	**$2,877**
Cash and cash equivalents – Compass	177
Cash and cash equivalents – Anywhere	266
Pro Forma Cash	**$443**
Estimated transaction expenses	150
Pro Forma Net Debt	**$2,584**
FY 2025 Adj. EBITDA Consensus Estimate – Compass [3]	242
FY 2025 Operating EBITDA Guidance – Anywhere [4]	350
Pro Forma 2025E EBITDA	**$592**
Pro Forma Net Debt / EBITDA	**4.4x**
Net Cost Synergies	225
Pro Forma Net Debt / EBITDA, Inclusive of Net Cost Synergies	**3.2x**

Anywhere Leverage	
$M, unless otherwise noted	**As of June 30, 2025**
Revolving Credit Facility	610
9.75% Senior Secured Second Lien Notes	500
7.00% Senior Secured Second Lien Notes	640
5.75% Senior Notes	559
5.25% Senior Notes	449
0.25% Exchangeable Senior Notes	58
Finance lease obligations	11
Corporate Debt (excluding securitizations)	**$2,827**
Less: Cash and cash equivalents	266
Net Corporate Debt (excluding securitizations)	**$2,561**
FY 2025 Operating EBITDA Guidance	**$350**
Net Debt / 2025E EBITDA	**7.3x**

(1) Excludes Compass' Concierge Credit Facility.
(2) Excludes Anywhere's Apple Ridge securitization facility.
(3) Per Bloomberg as of September 19, 2025.
(4) Reconciliation of the Company's estimate of 2025 Operating EBITDA, which is a non-GAAP financial measures, to estimated net income (loss) attributable to Anywhere is not provided because of the difficulty in forecasting and quantifying the items that would be necessary for such reconciliation. The Company also believes that providing estimates of the amounts that would be required to provide such reconciliation would imply a degree of precision that would be confusing or misleading to investors. This item is uncertain, depends on various factors and may have a material impact on GAAP results.

COMPASS
16

Definitions and Non-GAAP Reconciliations (Cont’d) Combined Non-GAAP OPEX Three Months Ended June 30, 2025 $M Compass (1) Sales and marketing 96 (1) 109 Operations and support (1) 63 Research and development (1) 33 General and administrative Adjusted to exclude the following: Stock-based compensation (55) Acquisition-related expenses 3 Non-GAAP OPEX – Compass $250 Anywhere (1) 303 Operating (1) 49 Marketing (1) 89 General and administrative Adjusted to exclude the following: Stock-based compensation (4) Non-GAAP OPEX – Anywhere $437 Non-GAAP OPEX – Combined $687 Annualized Non-GAAP OPEX – Combined $2,748 (1) Amounts represent the respective financial statement line items, prepared in accordance with U.S. GAAP, as reported in Compass’ Condensed Consolidated Statements of Operations and Anywhere’s Condensed Consolidated Statements of Operations for the three months ended June 30, 2025. 17